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Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in this Registration Statement of Dot Hill Systems Corp. on Form S-8 of our reports dated March 17, 2003 appearing in the Annual Report on Form 10-K/A of Dot Hill Systems Corp. for the year ended December 31, 2002.

By: /s/ Deloitte & Touche LLP
      Deloitte & Touche LLP

San Diego, California
July 14, 2003

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INDEPENDENT AUDITORS' CONSENT